                                                                 EXHIBIT 20.1

                                                                 EXHIBIT C

FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                   -----------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                   -----------------------------------------

       The information which is required to be prepared with respect to the Distribution Date of November 16, 1998 and with respect to the performance of the Trust during the related Monthly Period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

       1     The amount of the current monthly distribution in
             respect of Class A Monthly Principal. . . . . . . . . . . . . . . . . . . .                              0.00
                                                                                               ---------------------------

       2     The amount of the current monthly distribution in
             respect of Class B Monthly Principal. . . . . . . . . . . . . . . . . . . .                              0.00
                                                                                               ---------------------------

       3     The amount of the current monthly distribution in
             respect of Collateral Monthly Principal. . . . . . . . . . . . . . . . . .                               0.00
                                                                                               ---------------------------

       4     The amount of the current monthly distribution in
             respect of Class A Monthly Interest. . . . . . . . . . . . . . . . . . . . .                     4,562,046.93
                                                                                               ---------------------------

       5     The amount of the current monthly distribution in
             respect of Class A Deficiency Amounts. . . . . . . . . . . . . . . . . . . .                             0.00
                                                                                               ---------------------------

       6     The amount of the current monthly distribution in
             respect of Class A Additional Interest. . . . . . . . . . . . . . . . . . .                              0.00
                                                                                               ---------------------------

       7     The amount of the current monthly distribution in
             respect of Class B Monthly Interest. . . . . . . . . . . . .  . . . . . . .                        381,288.86
                                                                                               ---------------------------

       8     The amount of the current monthly distribution in
             respect of Class B Deficiency Amounts. . . . . . . . . . .  . . . . . . . .                              0.00
                                                                                               ---------------------------


       9     The amount of the current monthly distribution in
             respect of Class B Additional Interest. . . . . . . . . . . . . . . . . . .                              0.00
                                                                                               ---------------------------

       10    The amount of the current monthly distribution in
             respect of Collateral Monthly Interest. . . . . . . . . . . . . . . . . . .                        629,163.50
                                                                                               ---------------------------

       11    The amount of the current monthly distribution in respect of any
             accrued and unpaid Collateral Monthly Interest. . . . . . . . . . . . . . .                              0.00
                                                                                               ---------------------------

B.     Information Regarding the Performance of the Trust

       1   Collection of Principal Receivables

           (a) The aggregate amount of Principal Collections processed during the related Monthly Period which were allocated in respect of the
               Class A Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . .                     92,904,927.52
                                                                                               ---------------------------

           (b) The aggregate amount of Principal Collections processed during the related Monthly Period which were allocated in respect of the
               Class B Certificates. . . . . . . . . . . . . . . . . . . . . . . . . . .                      7,601,339.79
                                                                                               ---------------------------

           (c) The aggregate amount of Principal Collections processed during the related Monthly Period which were allocated in respect of the
               Collateral Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . .                    12,105,796.93
                                                                                               ---------------------------

       2   Principal Receivables in the Trust

           (a) The aggregate amount of Principal
               Receivables in the Trust as of the end of the
               day on the last day of the related Monthly
               Period (ending Principal balance). . . . . . . . . . . . . . . . . . . . .                 2,023,497,125.41
                                                                                               ---------------------------

           (b) The amount of Principal Receivables in the Trust represented by the Investor Interest of Series 1996-1 as of the end of the day
               on the last day of the related Monthly Period. . . . . . . . . . . . . . .                 1,115,151,821.00
                                                                                               ---------------------------

           (c) The amount of Principal Receivables in the Trust represented by the Series 1996-1 Adjusted Investor Interest as of the end of the
               day on the last day of the related Monthly Period. . . . . . . . . . . . .                 1,115,151,821.00
                                                                                               ---------------------------

           (d) The amount of Principal Receivables in the Trust represented by the Class A Investor Interest as of the end of the day on the
               last day of the related Monthly Period. . . . . . . . . . . . . . . . . .                    920,000,000.00
                                                                                               ---------------------------

           (e) The amount of Principal Receivables in the Trust represented by the Class A Adjusted Investor Interest as of the end of day on
               the last day of the related Monthly Period. . . . . . . . . . . . . . . .                    920,000,000.00
                                                                                               ---------------------------

           (f) The amount of Principal Receivables in the Trust represented by the Class B Investor Interest as of the end of the day on the
               last day of the related Monthly Period. . . . . . . . . . . . . . . . . .                     75,273,000.00
                                                                                               ---------------------------

           (g) The amount of Principal Receivables in the Trust represented by the Collateral Interest as of the end of the day on the last day
               of the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .                   119,878,821.00
                                                                                               ---------------------------

           (h) The Floating Investor Percentage with respect
               to the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .                           54.85%
                                                                                               ---------------------------

           (i) The Class A Floating Allocation with respect
               to the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .                           45.25%
                                                                                               ---------------------------

           (j) The Class B Floating Allocation with respect
               to the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .                            3.70%
                                                                                               ---------------------------

           (k) The Collateral Floating Allocation with respect
               to the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . .                            5.90%
                                                                                               ---------------------------

           (l) The Fixed Investor Percentage with respect to
               the related Monthly Period. . . . . ..... . . . . . . . . . . . . . . . .                    N/A
                                                                                               ---------------------------

           (m) The Class A Fixed Allocation with respect to
               the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . . .                    N/A
                                                                                               ---------------------------

           (n) The Class B Fixed Allocation with respect to
               the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . . .                    N/A
                                                                                               ---------------------------

           (o) The Collateral Fixed Allocation with respect to                                              N/A
                                                                                               ---------------------------
               the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . . .

       3   Rebate Accounts

           The aggregate amount of                                  Aggregate                        Percentage of
           Receivables arising in                                    Account                          Total Trust
           Rebate Accounts with respect                              Balance                          Receivables
           to the related Monthly Account                           ---------                        -------------
           Receivables                                              57,870,887.93                             2.76%
                                                             -------------------------------------------------------

       4   Delinquent Balances

           The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:



                                                                    Aggregate                        Percentage of
                                                                     Account                             Total
                                                                     Balance                          Receivables

           (a) 35 - 64 days:. . . . . . . . . .                    28,490,977.36                       1.36%
                                                    --------------------------------------------------------
           (b) 65 - 94 days:. . . . . . . . . .                    15,831,567.75                       0.75%
                                                    --------------------------------------------------------
           (c) 95 - 124 days:. . . . . . . . . .                   11,035,008.24                       0.53%
                                                    --------------------------------------------------------
           (d) 125 - 154 days:. . . . . . . . .                     8,045,075.31                       0.38%
                                                    --------------------------------------------------------
           (e) 155 - or more days: . . .                            6,345,684.59                       0.30%
                                                    --------------------------------------------------------
                         Total                                     69,748,313.25                       3.32%
                                                    --------------------------------------------------------


       5   Investor Default Amount

           (a) The Aggregate Investor Default Amount for the related
               Monthly Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     4,393,782.12
                                                                                               ---------------------------

           (b) The Class A Investor Default Amount for
               the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . . .                      3,624,869.26
                                                                                               ---------------------------

           (c) The Class B Investor Default Amount for
               the related Monthly Period. . . . . . . . . . . . . . . . . . . . . . . .                        296,581.29
                                                                                               ---------------------------

           (d) The Collateral Default Amount for the related Monthly Period . . . . . . .                       472,331.58
                                                                                               ---------------------------

       6   Investor Charge Offs

           (a) The aggregate amount of Class A Investor
               Charge Offs for the related Monthly Period. . . . . . . . . . . . . . . .                              0.00
                                                                                               ---------------------------

           (b) The aggregate amount of Class A Investor Charge Offs set forth in
               5(a) above per $1,000 of original certificate principal amount. . . . . . .                            0.00
                                                                                               ---------------------------
           (c) The aggregate amount of Class B Investor
               Charge Offs for the related Monthly Period. . . . . . . . . . . . . . . .                              0.00
                                                                                               ---------------------------

           (d) The aggregate amount of Class B Investor Charge Offs set forth in
               5(c) above per $1,000 of original certificate principal amount. . . . . . .                            0.00
                                                                                               ---------------------------

           (e) The aggregate amount of Collateral Charge Offs for the related
               Monthly Period . . . . . . . . . . . . . . . . . .. . . . . . . . . . . .                              0.00
                                                                                               ---------------------------

           (f) The aggregate amount of Collateral Charge Offs set forth in 5(e)
               above per $1,000 of original certificate principal amount. . . . . . . . .                             0.00
                                                                                               ---------------------------

           (g) The aggregate amount of Class A Investor Charge Offs reimbursed
               on the Transfer Date immediately preceding this Distribution Date . . . .                              0.00
                                                                                               ---------------------------

           (h) The aggregate amount of Class A Investor Charge Offs set forth in
               5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding
               this Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . .                             0.00
                                                                                               ---------------------------

           (i) The aggregate amount of Class B Investor Charge Offs reimbursed on the Transfer Date immediately preceding this Distribution
               Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              0.00
                                                                                               ---------------------------

           (j) The aggregate amount of Class B Investor Charge Offs set forth in
               5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
               Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              0.00
                                                                                               ---------------------------

           (k) The aggregate amount of Collateral Charge Offs reimbursed on the
               Transfer Date immediately preceding this Distribution Date . . . . . . . .                             0.00
                                                                                               ---------------------------

           (l) The aggregate amount of Collateral Charge Offs set forth in 5(k)
               above per $1,000 original certificate principal amount reimbursed
               on the Transfer Date immediately preceding this Distribution Date. . . . .                             0.00
                                                                                               ---------------------------

         7 Investor Servicing Fee

           (a) The amount of the Class A Servicing Fee
               payable by the Trust to the Servicer for the
               related Monthly Period . . . . . . . . . . . . . . . . . . . . . . . . . .                       958,333.33
                                                                                               ---------------------------

           (b) The amount of the Class B Servicing Fee payable by the Trust to
               the Servicer for the related Monthly Period. . . . . . . . . . . . . . . .                        78,409.38
                                                                                               ---------------------------

           (c) The amount of the Collateral Servicing Fee payable by the Trust
               to the Servicer for the related Monthly Period . . . . . . . . . . . . . .                       124,873.77
                                                                                               ----------------------------

           (d) the amount of Servicer Interchange payable by the Trust to the
               Servicer for the related Monthly Period. . . . . . . . . . . . . . . . . .                       696,969.89
                                                                                               ---------------------------

       8   Reallocations

           (a) The amount of Reallocated Collateral Principal Collections
               with respect to this Distribution Date . . . . . . . . . . . . . . . . . .                             0.00
                                                                                               ---------------------------

           (b) The amount of Reallocated Class B Principal Collections with
               respect to this Distribution Date. . . . . . . . . . . . . . . . . . . . .                             0.00
                                                                                               ---------------------------

           (c) The Collateral Interest as of the close of
               business on this Distribution Date . . . . . . . . . . . . . . . . . . . .                   119,878,821.00
                                                                                               ---------------------------

           (d) The Class B Investor Interest as of the close of
               business on this Distribution Date. . . . . . . . . . . . . . . . . . . .                     75,273,000.00
                                                                                               ---------------------------

       9   Collection of Finance Charge Receivables

           (a) The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were
               allocated in respect of the Class A Certificates . . . . . . . . . . . . .                    17,067,548.31
                                                                                               ---------------------------

           (b) The aggregate amount of Collections of Finance Charge Receivables processed during the related Monthly Period which were
               allocated in respect of the Class B Certificates . . . . . . . . . . . . .                     1,396,440.83
                                                                                               ---------------------------

           (c) The aggregate amount of Collections of Finance Charge Receivable processed during the related Monthly Period which were
               allocated in respect of the Collateral Interest. . . . . . . . . . . . . .                     2,223,953.88
                                                                                               ---------------------------

       10  Principal Funding Account

           (a) The principal amount on deposit in the
               Principal Funding Account on the related
               Transfer Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             0.00
                                                                                               ---------------------------

           (b) The Accumulation Shortfall with respect to
               the related Monthly Period. . . . . . . . . . . . . . . . . .. . . . . . .                             0.00
                                                                                               ---------------------------
           (c) The Principal Funding Investment Proceeds
               deposited in the Finance Charge Account on
               the related Transfer Date . . . . . . . . . . . . . . . . . . . . . . . .                              0.00
                                                                                               ---------------------------


           (d) The amount of all or the portion of the Reserve Draw Amount deposited in the Finance Charge Account on the related
               Transfer date from the Reserve Account. . . . . . . . . . . . . . . . . .                              0.00
                                                                                               ---------------------------

       11  Reserve Draw Amount                                                                                        0.00
                                                                                               ---------------------------

       12  Available Funds

           (a) The amount of Class A Available Funds on deposit in the Finance
               Charge Account on the related Transfer Date. . . . . . . . . . . . . . .                      17,067,548.31
                                                                                               ---------------------------

           (b) The amount of Class B Available Funds on deposit in the Finance
               charge Account on the related Transfer Date. . . . . . . . . . . . . . . .                     1,396,440.83
                                                                                               ---------------------------

           (c) The amount of Collateral Available Funds on deposit in the
               Finance Charge Account on the related Transfer Date. . . . . . . . . . . .                     2,223,953.88
                                                                                               ---------------------------

       13  Portfolio Yield

           (a) The Portfolio Yield for the related Monthly
               Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            18.28%
                                                                                               ---------------------------

           (b) The Portfolio Adjusted Yield for the related
               Monthly Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             9.97%
                                                                                               ---------------------------

C.     Floating Rate Determinations

       1   LIBOR for the Interest Period ending on this
           Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         5.40859%
                                                                                               ---------------------------

       2   Number of days in this interest period . . . . . . . . . . . . . . . . . . . .                               32
                                                                                               ---------------------------

       3   Interest Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         0.59965%
                                                                                               ---------------------------

D.     CUSIP Numbers
       1   Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        337365AA8
                                                                                               ---------------------------
       2   Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        337365AB6
                                                                                               ---------------------------

                                              FIRST UNION DIRECT BANK, N.A.
                                              SERVICER




                                              By: /s/ JAMES L. WIECZOREK, JR.
                                              ---------------------------------



                                              James L. Wieczorek, Jr.
                                              Assistant Vice President
                                              First Union Direct Bank, N.A.